Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,598,000.00
Previously Paid Amount	2,112.78
Total Fee Amount	4,072.15
Total Offset Amount	0.00
Net Fee	$ 1,959.37